UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT




                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): July 6, 2004



                           TELEWEST GLOBAL, INC.

           (Exact name of registrant as specified in its charter)




       Delaware                333-110815             59-3778247
       (State of        (Commission File Number)     (IRS Employer
    incorporation)                                Identification No.)


                         160 Great Portland Street

                       London W1W 5QA, United Kingdom

                 ------------------------------------------

            (Address of principal executive offices) (zip code)

    Registrant's telephone number, including area code: +44-20-7299-5000

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On June 21, 2004, an English scheme of arrangement between Telewest Communications plc ("Telewest") and certain of its creditors (the "Telewest Scheme") was sanctioned by order of the High Court of Justice of England and Wales, Chancery Division, Companies Court located in London, United Kingdom (the "Telewest Order"). A Scheme of Arrangement between Telewest's wholly owned finance subsidiary, Telewest Finance (Jersey) Limited ("Telewest Jersey"), and certain of its creditors (the "Jersey Scheme", and together with the Telewest Scheme, the "Schemes") was sanctioned by the Royal Court of Jersey (Samedi Division), located in St Helier, Jersey, Channel Islands on June 18, 2004 (the "Jersey Order") and by the High Court of Justice of England and Wales, Chancery Division, Companies Court on June 21, 2004 (the "Jersey UK Order"). Copies of each of the Telewest Order and the Jersey UK Order are attached hereto as Exhibit 2.4 and the Jersey Order is attached hereto as Exhibit 2.5. A copy of the press release announcing the sanctioning of the Schemes is attached hereto as Exhibit 99.1.

     The Schemes are formal mechanisms under the UK Companies Act 1985, as amended, and, in the case of the Jersey Scheme, the UK Companies Act 1985, as amended, and the Companies (Jersey) Law 1991, as amended, that permit Telewest and Telewest Jersey, respectively, to enter into a compromise or arrangement with one or more classes of creditors to restructure their respective financial obligations. Once the Schemes become effective, all relevant scheme creditors will be bound by their terms. The effective date of each of the Schemes is anticipated to be July 15, 2004 (the "Effective Date").

     The Schemes are part of the financial restructuring of Telewest. The following is a summary of the matters contemplated to occur in connection with the implementation of the financial restructuring. This summary only highlights certain of the substantive steps comprising the financial restructuring, including the Schemes, and is not intended to be a complete description of the terms of the financial restructuring which are described in the Explanatory Statement (attached hereto as Exhibit 2.1).

     Among other things, completion of Telewest's financial restructuring will result in the following major changes:

  o The cancellation of all of the outstanding notes and debentures of Telewest and Telewest Jersey, and certain other related claims pursuant to the Schemes in return for the distribution of 98.5% of the common stock of Telewest Global, Inc. ("Telewest Global"), and the distribution of the remaining 1.5% of the common stock of Telewest Global to Telewest's eligible shareholders. This will reduce the total outstanding indebtedness of the business by approximately(pound)3.8 billion to approximately(pound)2.0 billion and significantly reduce interest expense.

  o The execution of an amended and restated senior secured credit facility agreement.

  o The reorganization of Telewest's corporate structure under Telewest Global, currently a wholly owned subsidiary of Telewest incorporated in the State of Delaware.

  o The cessation of dealings in Telewest shares on the London Stock Exchange and Telewest ADRs on the Nasdaq National Market, and the quotation of Telewest Global's common stock on the Nasdaq National Market.

     Following completion of Telewest's financial restructuring, Telewest and Telewest Jersey are expected to be placed in solvent liquidation by their respective shareholders.

     Completion of Telewest's financial restructuring is subject to a number of conditions that will need to be satisfied or waived prior to the Effective Date. These conditions include the following:

  o  the satisfaction of the conditions to the Schemes; and

  o satisfaction of all of the conditions precedent to the proposed amended and restated senior secured credit facility agreement, or their satisfaction being conditional only on the effectiveness of the Schemes.

     For the Telewest Scheme to become effective, an office copy of the Telewest Order must be delivered to the Registrar of Companies for registration. For the Jersey Scheme to become effective as a matter of English law, the Jersey UK Order must be delivered to the Registrar of Companies for registration, and in order for the Jersey Scheme to become effective as a matter of Jersey law, the Jersey Order must be delivered to the Jersey Registrar of Companies for registration.

     On July 1, 2004, as a condition to the completion of Telewest's financial restructuring, the Bankruptcy Court for the Southern District of New York granted Telewest's and Telewest Jersey's request for a permanent injunction under section 304 of the US Bankruptcy Code. Among other things, the permanent injunction will give the Schemes full force and effect in respect of the creditors participating in the Schemes. The permanent injunctive relief will be effective upon, and subject to the occurrence of, the effectiveness of all of the Schemes.

     Currently, Telewest Global has one share of common stock outstanding which is owned by Telewest. In connection with Telewest's financial restructuring, Telewest Global is expected to issue 245,000,000 shares of common stock for distribution by an escrow agent in accordance with the Schemes. Creditors of Telewest and Telewest Jersey in respect of their claims under either the Telewest or the Jersey Scheme are entitled to receive in aggregate 241,325,000 shares of the common stock of Telewest Global, representing approximately 98.5% of the outstanding common stock of Telewest Global, in a transaction exempt from the registration requirements of the United States Securities Act of 1933, as amended, pursuant to
Section 3(a)(10) of that Act. The remaining 3,675,000 shares of common stock being distributed by the escrow agent, representing approximately 1.5% of the outstanding common stock of Telewest Global, are to be issued to Telewest's eligible shareholders pursuant to the registration statement of Telewest Global on Form S-4 (Registration No. 333-110815), declared effective on April 28, 2004.

     As of June 21, 2004, Telewest had 2,873,680,646 ordinary shares, 82,507,747 shares with limited voting rights and 140,265 ADRs outstanding. No Telewest ordinary shares or Telewest Global common stock have been reserved for future issuance in respect of claims and interests filed and allowed under the Schemes.

     Information as to the assets and liabilities of Telewest Global as of the most recent practicable date prior to the sanction of the Schemes is contained in Telewest Global's Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2004, a copy of which was filed with the Securities and Exchange Commission on June 14, 2004, and is incorporated by reference herein. Information as to the assets and liabilities of Telewest as of the most recent practicable date prior to the sanction of the Schemes is contained in Telewest's report on Form 6-K which was filed with the Securities and Exchange Commission on June 18, 2004, and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
-----------    -----------

2.1            Explanatory Statement relating to the Telewest
               Communications plc and Telewest Finance (Jersey) Limited Scheme of Arrangement, dated April 30, 2004 (Incorporated by reference to Telewest Global Inc.'s Amendment No. 3 to the Registration Statement on Form S-4 as filed with the Securities and Exchange Commission on April 28, 2004 (Registration No. 333-110815).

2.2 Telewest Communications plc Scheme of Arrangement (included in Exhibit 2.1).

2.3 Telewest Finance (Jersey) Limited Scheme of Arrangement (included in Exhibit 2.1).

2.4 Order by the High Court of Justice of England and Wales, Chancery Division, Companies Court sanctioning the Telewest Communications plc Scheme and Telewest Finance (Jersey) Limited Scheme of Arrangement, dated June 21, 2004.

2.5 Order by the Royal Court of Jersey (Samedi Division) sanctioning the Telewest Finance (Jersey) Limited Scheme of Arrangement, dated June 18, 2004.

99.1 Press release of Telewest Communications plc regarding the sanctioning of the Telewest Communications plc and Telewest Finance (Jersey) Limited Schemes of Arrangement, dated June 21, 2004.

99.2 Telewest Global Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2004 (incorporated by reference to the Quarterly Report on Form 10-Q filed by Telewest Global, Inc. on June 14, 2004, File No. 333-110815).

99.3           Telewest Communications plc's report on Form 6-K
               (incorporated by reference to the report on Form 6-K filed by Telewest Communications plc on June 18, 2004, File No. 000-26840).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               TELEWEST GLOBAL, INC.

Dated:  July 6, 2004           By:     /s/ Neil Smith
                                    ------------------------------------
                                    Name:  Neil Smith
                                    Title: Chief Financial Officer

                               EXHIBIT INDEX
                               -------------

Exhibit
-------

2.1            Explanatory Statement relating to the Telewest
               Communications plc and Telewest Finance (Jersey) Limited Scheme of Arrangement, dated April 30, 2004 (Incorporated by reference to Telewest Global Inc.'s Amendment No. 3 to the Registration Statement on Form S-4 as filed with the Securities and Exchange Commission on April 28, 2004 (Registration No. 333-110815).

2.2 Telewest Communications plc Scheme of Arrangement (included in Exhibit 2.1).

2.3 Telewest Finance (Jersey) Limited Scheme of Arrangement (included in Exhibit 2.1).

2.4 Order by the High Court of Justice of England and Wales, Chancery Division, Companies Court sanctioning the Telewest Communications plc Scheme and Telewest Finance (Jersey) Limited Scheme of Arrangement, dated June 21, 2004.

2.5 Order by the Royal Court of Jersey (Samedi Division) sanctioning the Telewest Finance (Jersey) Limited Scheme of Arrangement, dated June 18, 2004.

99.1 Press release of Telewest Communications plc regarding the sanctioning of the Telewest Communications plc and Telewest Finance (Jersey) Limited Schemes of Arrangement, dated June 21, 2004.

99.2 Telewest Global Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2004 (incorporated by reference to the Quarterly Report on Form 10-Q filed by Telewest Global, Inc. on June 14, 2004, File No. 333-110815).

99.3           Telewest Communications plc's report on Form 6-K
               (incorporated by reference to the report on Form 6-K filed by Telewest Communications plc on June 18, 2004, File No. 000-26840).